Exhibit 10.1

Confidential Materials Omitted and Filed Separately with the Securities and Exchange Commision Pursuant to a Request for Confidential Treatment under Rule 24b-2 under the Exchange Act of 1934, as amended. Confidential Portions marked: [***]

EXECUTION COPY

AMENDMENT N°. 1 TO LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT (“AMENDMENT N°. 1”) by and between WINDTREE THERAPEUTICS, INC. and LEE’S PHARMACEUTICAL (HK) LTD.

Effective as of August 14, 2017, Windtree Therapeutics, Inc. (“Licensor”) and Lee’s Pharmaceutical (HK) Ltd. (“Licensee”) hereby agree to amend the License, Development and Commercialization Agreement between them dated as of June 12, 2017 (the “Agreement”) in consideration of Licensee lending to Licensor the amount of Three Million, Nine Hundred Thousand Dollars ($3,900,000) in cash (“Bridge Loan”), which loan shall be subject to and payable in accordance with the terms of the Loan Agreement between the Parties dated of even date herewith. Capitalized terms used herein not otherwise defined shall have the meanings ascribed to them in the Agreement.

The Parties hereby agree to amend the Agreement as follows:

1.

Zhaoke Pharmaceutical (Hefei) Co. Ltd. an Affiliate of Licensee, is hereby made a party to the Agreement for the purpose of manufacturing, distributing, Commercializing and supporting Development activities for Aerosolized Products and Non-Aerosolized Products, subject in each case, to the terms and conditions of the Agreement.

2.	Section 2.3 is hereby deleted in its entirety and the country of Japan is hereby added to the definition of “Licensed Territory.”

3.	The definition of “Licensed Territory” is deleted in its entirety and replaced with the following:

“Licensed Territory” means PRC, Japan, Hong Kong, [***], Taiwan, [***], South Korea, Thailand, and [***].”

4.	Section 7.3.(a) is hereby deleted in its entirety and replaced with the following:

“(a) Regulatory/Commercial Milestones. In addition to the payment set forth in Section 7.1, Licensee shall pay the following one-time non-refundable regulatory/commercial milestone payments to Licensor, each within [***] after the first achievement of each regulatory/commercial milestone event indicated below:

Regulatory/Commercial Milestone Event	Milestone Payment, US$
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

5.	Notwithstanding anything in Section 7.4(a)(i) to the contrary, no royalty shall be payable with respect to [***] of Net Sales [***].

Confidential Materials Omitted and Filed Separately with the Securities and Exchange Commision Pursuant to a Request for Confidential Treatment under Rule 24b-2 under the Exchange Act of 1934, as amended. Confidential Portions marked: [***]

6.

Notwithstanding anything in Section 2.1(a) and subject to the requirements of Section 15.5, as modified according to paragraph 7 of this AMENDMENT N°. 1, Licensor hereby grants to Licensee the right to manufacture and assemble the Device. Licensee’s right to manufacture the Device is not sublicensable other than to its Affiliates in accordance with Section 2.1(c).

7.	Section 15.5 is hereby deleted in its entirely and replaced with the following:

“15.5.      Device Manufacturing & Technology Transfer.

Upon completion of a design verification procedure for the Device by or on behalf of Licensor, the Parties will enter into good faith discussions and use Commercially Reasonable Efforts to reach agreement on a Device manufacturing plan and any amendments to this Agreement as may be necessary or appropriate to provide for the rights granted to Licensee pursuant to paragraph 6 of AMENDMENT N°. 1 to this Agreement. After completion of a design verification process for the Device and agreement on a Device manufacturing plan and related amendments to this Agreement, Licensor shall use Commercially Reasonable Efforts to provide promptly to Licensee such technology transfer of the Device, as necessary for Licensee to manufacture and assemble the Device in and for the Licensed Territory with all related costs to be borne by Licensee. The Parties agree that the above mentioned manufacturing plan shall be submitted to the JSC for its review and approval, which approval shall not be unreasonably withheld or delayed.

Except as amended herein through this AMENDMENT N°. 1, the remaining terms and conditions of the Agreement shall remain in full force and effect. This AMENDMENT N°. 1 to the Agreement confirms an agreement among Windtree Therapeutics, Inc. and Lee’s Pharmaceutical (HK) Ltd. and Zhaoke Pharmaceutical (Hefei) Co. Ltd. with respect to the subject matter hereof and is a material part of the consideration stated in the Agreement and mutual promises made in connection therewith. The Parties reserve the right to further amend the Agreement to conform it to the changes made pursuant to this AMENDMENT N°. 1. The Parties have executed this AMENDMENT N°. 1 to the Agreement as of the day and date first set forth above.

Windtree Therapeutics, Inc.		Lee’s Pharmaceutical (HK) Ltd.

By:	/s/ Craig E. Fraser	By:	/s/ Benjamin Li, Ph.D
Name:	Craig E. Fraser	Name:	Benjamin Li, Ph.D
Title:	Chief Executive Officer	Title:	Chief Executive Officer

Zhaoke Pharmaceutical (Hefei) Co. Ltd.

By:	/s/ Benjamin Li, Ph.D
Name:	Benjamin Li, Ph.D
Title:	Chief Executive Officer